Exhibit 99.2

Non-GAAP Financial Measures
We define Non-GAAP Adjusted EBITDA as earnings before (income) loss from discontinued operations, loss (gain) on sale of discontinued operations, interest expense (income), income taxes, depreciation and amortization, certain other legal and professional fees, and other acquisition related costs. Non-GAAP Adjusted EBITDA Margin is calculated based on Non-GAAP Adjusted EBITDA divided by Non-GAAP Adjusted Total Revenue (defined below). We define Non-GAAP Adjusted Net Income as Net Income before inventory step-up charges, certain other legal and professional fees, other acquisition and integration-related costs, the applicable tax impacts associated with these items and the tax impacts of state tax rate adjustments and other non-deductible items. Non-GAAP Adjusted EPS is calculated based on Non-GAAP Adjusted Net Income, divided by the weighted average number of common and potential common shares outstanding during the period. We define Non-GAAP Adjusted Free Cash Flow as net cash provided by operating activities less cash paid for capital expenditures plus payments associated with acquisitions for integration, transition and other payments associated with acquisitions and additional debt premium payments and acceleration of debt discount and debt finance costs due to debt refinancing. We calculate Non-GAAP Adjusted Free Cash Flow Conversion by dividing Non-GAAP Adjusted Net Income by Non-GAAP Adjusted Free Cash Flow. We define Non-GAAP Adjusted Total Revenues as Total Revenues excluding additional transition costs associated with products acquired. We define Non-GAAP Adjusted Gross Profit as gross profit before inventory step-up charges and certain other acquisition related costs. Non-GAAP Adjusted Gross Margin is calculated using Non-GAAP Adjusted Gross Profit divided by Non-GAAP Adjusted Total Revenues. We define Non-GAAP Adjusted General and Administrative expenses as General and Administrative expenses before certain other legal and professional fees and other acquisition and integration-related costs. Non-GAAP Adjusted General and Administrative Margin is calculated using Non-GAAP Adjusted General and Administrative expenses divided by Non-GAAP Adjusted Total Revenues.

The following tables set forth the reconciliation of Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Non-GAAP Adjusted Net Income, Non-GAAP Adjusted EPS, Non-GAAP Adjusted Free Cash Flow, Non-GAAP Adjusted Total Revenues, Non-GAAP Adjusted Gross Profit and Non-GAAP Adjusted General and Administrative expenses, all of which are non-GAAP financial measures. These Non-GAAP financial measures are reconciled to GAAP Total Revenues, GAAP Gross Profit, GAAP General and Administrative expenses, GAAP Net Income, GAAP Diluted EPS and GAAP Net cash provided by operating activities, our most directly comparable financial measures presented in accordance with GAAP.

Reconciliation of GAAP Net Income to Non-GAAP EBITDA, Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Margin:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended September 30,
	2010	2011	2012	2013	2014	2014
($ In thousands)
GAAP Net Income	$32,115	$29,220	$37,212	$65,505	$72,615	$16,463
(Income) loss from discontinued operations	112	(591)	—	—	—	—
Loss (gain) on sale of discontinued operations	(157)	550	—	—	—	—
Interest expense, net	22,935	27,317	41,320	84,407	68,582	18,193
Provision for income taxes	20,664	19,349	23,945	40,529	29,133	11,862
Depreciation and amortization	10,001	9,876	10,734	13,235	13,486	3,852
Non-GAAP EBITDA:	85,670	85,721	113,211	203,676	183,816	50,370
Adjustments:
Inventory step up associated with acquisitions	—	7,273	1,795	23	577	769
Additional inventory costs related to the Care acquisition	—	—	—	—	407	—
Legal and professional fees associated with acquisitions and divestitures	—	7,729	13,807	98	1,111	8,058
Additional sales costs associated with brands acquired from GSK	—	—	—	411	—	—
Additional product testing costs associated with brands acquired from GSK	—	—	—	220	—	—
Additional supplier transaction costs associated with brands acquired from GSK	—	—	—	5,426	—	—
Integration, transition and other costs associated with acquisitions	—	—	3,588	5,811	—	4,021
Unsolicited proposal costs	—	—	1,737	534	—	—
Gain on settlement	—	—	(5,063)	—	—	—
Loss on extinquishment of debt	2,656	300	5,409	1,443	18,286	—
Total adjustments	2,656	15,302	21,273	13,966	20,381	12,848
Non-GAAP Adjusted EBITDA	$88,326	$101,023	$134,484	$217,642	$204,197	$63,218

Non-GAAP Adjusted Total Revenues (see table below)	$292,602	$336,510	$441,085	$624,008	$601,881	$181,269
Non-GAAP Adjusted EBITDA Margin	30.2%	30.0%	30.5%	34.9%	33.9%	34.9%

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income and related Adjusted Earnings Per Share:

	Year Ended March 31,	Adj. EPS	Year Ended March 31,	Adj. EPS	Year Ended March 31,	Adj. EPS	Year Ended March 31,	Adj. EPS	Year Ended March 31,	Adj.EPS	Three Months Ended September 30,	Adj. EPS
	2010	2010	2011	2011	2012	2012	2013	2013	2014	2014	2014	2014
($ In thousands)
GAAP Net Income	$32,115	$0.64	$29,220	$0.58	$37,212	$0.73	$65,505	$1.27	$72,615	$1.39	$16,463	$0.31
Adjustments:
Inventory step up associated with acquisitions	—	—	7,273	0.14	1,795	0.04	23	—	577	0.01	769	0.01
Additional inventory costs related to the Care acquisition	—	—	—	—	—	—	—	—	407	0.01	—	—
Legal and professional fees associated with acquisitions and divestitures	—	—	7,729	0.15	13,807	0.27	98	—	1,111	0.02	8,058	0.15
Additional slotting costs associated with brands acquired from GSK	—	—	—	—	—	—	411	0.01	—	—	—	—
Additional product testing costs associated with brands acquired from GSK	—	—	—	—	—	—	220	—	—	—	—	—
Additional supplier transaction costs associated with brands acquired from GSK	—	—	—	—	—	—	5,426	0.11	—	—	—	—
Integration, transition and other costs associated with acquisitions	—	—	—	—	3,588	0.07	5,811	0.11	—	—	4,021	0.09
Unsolicited proposal costs	—	—	—	—	1,737	0.03	534	0.01	—	—	—	—
Gain on settlement	—	—	—	—	(5,063)	(0.10)	—	—	—	—	—	—
Accelerated amortization of debt discount and debt issue costs	—	—	—	—	—	—	7,746	0.15	5,477	0.10	—	—
(Income) loss from discontinued operations	112	—	(591)	(0.01)	—	—	—	—	—	—	—	—
Loss (gain) on sale of discontinued operations	(157)	—	550	0.01	—	—	—	—	—	—	—	—
Incremental interest expense to finance Dramamine	—	—	800	0.02	—	—	—	—	—	—	—	—
Loss on extinquishment of debt	2,656	0.05	300	—	5,409	0.11	1,443	0.03	18,286	0.35	—	—
Tax impact of adjustments	(1,306)	(0.02)	(5,213)	(0.10)	(8,091)	(0.16)	(8,329)	(0.16)	(9,100)	(0.17)	(2,941)	(0.06)
Impact of state tax adjustments	—	—	—	—	(237)	—	(1,741)	(0.03)	(9,465)	(0.18)	—	—
Total adjustments	1,305	0.03	10,848	0.21	12,945	0.26	11,642	0.23	7,293	0.14	9,907	0.19
Non-GAAP Adjusted Net Income and Adjusted EPS	$33,420	$0.67	$40,068	$0.79	$50,157	$0.99	$77,147	$1.50	$79,908	$1.53	$26,370	$0.50

Reconciliation of GAAP Net Cash Provided by Operating Activities to Non-GAAP Free Cash Flow and Non-GAAP Adjusted Free Cash Flow:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended September 30,
	2010	2011	2012	2013	2014	2014
($ In thousands)
GAAP Net Income	$32,115	$29,220	$37,212	$65,505	$72,615	$16,463
Adjustments:
Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows	31,137	26,095	35,674	59,497	50,912	11,901
Changes in operating assets and liabilities, net of effects from acquisitions as shown in the Statement of Cash Flows	(3,825)	31,355	(5,434)	12,603	(11,945)	(977)
Total adjustments	27,312	57,450	30,240	72,100	38,967	10,924
GAAP Net cash provided by operating activities	59,427	86,670	67,452	137,605	111,582	27,387
Purchases of property and equipment	(673)	(655)	(606)	(10,268)	(2,764)	(884)
Non-GAAP Free Cash Flow	58,754	86,015	66,846	127,337	108,818	26,503
Premium payment on 2010 Senior Notes	—	—	—	—	15,527	—
Accelerated interest payments due to debt refinancing	—	—	—	—	4,675	—
Integration, transition, and other payments associated with acquisitions	—	—	—	—	—	10,018
Non-GAAP Adjusted Free Cash Flow	$58,754	$86,015	$66,846	$127,337	$129,020	$36,521

Reconciliation of GAAP Total Revenues to Non-GAAP Adjusted Total Revenues and GAAP Gross Profit to Non-GAAP Adjusted Gross Profit:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended September 30,
	2010	2011	2012	2013	2014	2014
($ In thousands)
GAAP Total Revenues	$292,602	$336,510	$441,085	$623,597	$601,881	$181,269
Adjustments:
Additional slotting costs associated with brands acquired from GSK	—	—	—	411	—	—
Non-GAAP Adjusted Total Revenues	$292,602	$336,510	$441,085	$624,008	$601,881	$181,269

GAAP Gross Profit	$153,444	$170,878	$227,384	$347,216	$340,051	$102,542
Adjustments:
Inventory step up associated with acquisitions	—	7,273	1,795	23	577	769
Additional inventory costs related to the Care acquisition	—	—	—	—	407	—
Additional slotting costs associated with brands acquired from GSK	—	—	—	411	—	—
Additional product testing costs associated with brands acquired from GSK	—	—	—	220	—	—
Additional supplier transaction costs associated with brands acquired from GSK	—	—	—	5,426	—	—
Total adjustments	—	7,273	1,795	6,080	984	769
Non-GAAP Adjusted Gross Profit	$153,444	$178,151	$229,179	$353,296	$341,035	$103,311
Non-GAAP Adjusted Gross Margin	52.4%	52.9%	52.0%	56.6%	56.7%	57.0%

Reconciliation of GAAP General and Administrative expenses to Non-GAAP Adjusted General and Administrative expenses and related General and Administrative Margin:

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Three Months Ended September 30,
	2010	2011	2012	2013	2014	2014
($ In thousands)
GAAP General and Administrative	$34,915	$41,960	$56,700	$51,467	$48,481	$27,128
Adjustments:
Legal and professional fees associated with acquisitions and divestitures	—	7,729	13,807	98	1,111	8,058
Transition and integration costs associated with brands acquired from GSK	—	—	3,588	5,811	—	—
Integration, transition and other costs associated with acquisitions	—	—	—	—	—	4,021
Unsolicited proposal costs	—	—	1,737	534	—	—
Total adjustments	—	7,729	19,132	6,443	1,111	12,079
Non-GAAP Adjusted General and Administrative	$34,915	$34,231	$37,568	$45,024	$47,370	$15,049

Non-GAAP Adjusted Total Revenues (see table above)	$292,602	$336,510	$441,085	$624,008	$601,881	$181,269
Non-GAAP Adjusted General and Administrative Margin	11.9%	10.2%	8.5%	7.2%	7.9%	8.3%